                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           ---------------------------


                         Date of Report: April 17, 2003




                          BRIGGS & STRATTON CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Wisconsin                       1-1370                  39-0182330
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
  incorporation or organization)           Number)           Identification No.)



               12301 West Wirth Street, Wauwatosa, Wisconsin 53222
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (414) 259-5333

                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         The following information is being furnished under Item 12 of Form 8-K. On April 17, 2003, Briggs & Stratton Corporation announced fiscal 2003 third quarter results in the press release attached hereto as Exhibit 99.1.

                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BRIGGS & STRATTON CORPORATION
                                   -----------------------------
                                            (Registrant)



Date: April 17, 2003           By: /s/ James E. Brenn
                                   ------------------------------------------
                                   James E. Brenn
                                   Senior Vice President and Chief Financial
                                   Officer Duly Authorized Officer

                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES


                          BRIGGS & STRATTON CORPORATION
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-1370)


                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K
                         DATE OF REPORT: APRIL 17, 2003


                                                     INCORPORATED HEREIN            FURNISHED
EXHIBIT NO.        DESCRIPTION                         BY REFERENCE TO              HEREWITH
-----------        -----------                       -------------------            --------
 99.1              Press release dated                                                 X
                   April 17, 2003